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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 5, 2007

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                              NEOMAGIC CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                   000-22009               77-0344424
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

      3250 Jay Street, Santa Clara, California                    95054
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      (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (408) 988-7020

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            CERTAIN OFFICERS.

         On March 6, 2007, NeoMagic Corporation (the "Company") announced that effective as of March 5, 2007, Brett Moyer was appointed to the Company's Board of Directors. The full text of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

         The Company's Board of Directors has granted to Mr. Moyer an option to purchase 20,000 shares of the Company's common stock at an exercise price equal to the Company's common stock closing price on Nasdaq on March 6, 2007. The information regarding the terms and conditions of the option are set forth in the Company's definitive proxy statement for the annual meeting of stockholders held on July 12, 2006 under the caption "Director Compensation", which information is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1     Press Release of NeoMagic Corporation dated March 6, 2007.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         NeoMagic Corporation
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                                                         (Registrant)


Date: March 6, 2007                                      /S/ Douglas R. Young
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                                                         Douglas R. Young
                                                         Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release of NeoMagic Corporation dated March 6, 2007.